EXHIBIT 1


                             JOINT FILING AGREEMENT


                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  June 10, 2002

                           PERSEUS ACQUISITION/RECAPITALIZATION FUND, L.L.C.

                           By:     Perseus Acquisition/Recapitalization
                                   Management, L.L.C.,
                                   its Managing Member

                           By:     Perseus EC, L.L.C.,
                                   its Managing Member

                           By:     Perseuspur, L.L.C.,
                                   its Managing Member

                           By:     /s/ Rodd Macklin
                                   -----------------------------------------
                                    Name:  Rodd Macklin
                                    Title: Secretary and Treasurer



                           PERSEUS MARKET OPPORTUNITY FUND, L.P.

                           By: Perseus Market Opportunity Partners, L.P., its General Partner

                           By:     Perseus Market Opportunity Partners
                                   GP, L.L.C.,
                                   its General Partner

                           By:     Perseus, L.L.C.,
                                   its Managing Member

                           By:     Perseus MF, L.L.C.,
                                   its Managing Member

                           By:     /s/ Rodd Macklin
                                   -----------------------------------------
                                   Name:  Rodd Macklin
                                   Title: Secretary and Treasurer

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                        CARDIAC SCIENCE CO-INVESTMENT, L.P.

                        By:     Perseus Acquisition/Recapitalization
                                Management, L.L.C.,
                                its General Partner

                        By:     Perseus EC, L.L.C.,
                                its Managing Member

                        By:     Perseuspur, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer



                        PERSEUS ACQUISITION/RECAPITALIZATION MANAGEMENT, L.L.C.

                        By:     Perseus EC, L.L.C.,
                                its Managing Member

                        By:     Perseuspur, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer



                        PERSEUS MARKET OPPORTUNITY PARTNERS, L.P.

                        By:     Perseus Market Opportunity Partners
                                GP, L.L.C.,
                                its General Partner

                        By:     Perseus, L.L.C.,
                                its Managing Member

                        By:     Perseus MF, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer



                        PERSEUS MARKET OPPORTUNITY PARTNERS GP, L.L.C.

                        By:     Perseus, L.L.C.,
                                its Managing Member

                        By:     Perseus MF, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer

                        PERSEUS, L.L.C.

                        By:     Perseus MF, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        PERSEUS MF, L.L.C.

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        RAPPAHANNOCK INVESTMENT COMPANY

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        PERSEUS EC, L.L.C.

                        By:     Perseuspur, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        PERSEUSPUR, L.L.C.

                        By:     /s/ Rodd Macklin
                                -----------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        MR. FRANK H. PEARL

                                /S/ Frank H. Pearl
                                -----------------------------------------
                                Name: Frank H. Pearl